UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2014

WESTERN ASSET

GLOBAL STRATEGIC

INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global Strategic Income Fund for the twelve-month reporting period ended July 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 29, 2014

II	Western Asset Global Strategic Income Fund

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. During the twelve months ended July 31, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as the second estimate for second quarter GDP growth, released after the reporting period ended, was 4.2%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including acceleration in personal consumption expenditures, increased private inventory investment and exports, as well as an upturn in state and local government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. PMI peaked in July 2014, with a reading of 57.1, representing its highest reading since April 2011, and seventeen of the eighteen industries within the PMI expanded.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.2%. Unemployment fell to 7.0% in November 2013 and generally declined over the next several months, reaching a low of 6.1% in June 2014. This represented the lowest level since September 2008. The unemployment rate then ticked up to 6.2% in July 2014. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.9% in July 2014, close to its lowest level since 1978.

Growth outside the U.S. generally improved in developed countries. In its July 2014 World Economic Outlook Update, the International Monetary Fund (“IMF”) reported that “Leading indicators point to the global recovery regaining strength in the second quarter of 2014. This is consistent with the view that the unexpected weakness in the first quarter was in large part temporary, because the impact of factors such as harsh winter weather and inventory correction will disappear and policies have already responded to weaker growth, including in China.” From a regional perspective, the IMF forecasts 2014 growth will be 1.1% in the Eurozone, versus -0.4% in 2013. Japan’s economy is projected to expand 1.6% in 2014, compared to 1.5% in 2013.

Western Asset Global Strategic Income Fund	III

Investment commentary (cont’d)

Elsewhere the IMF projects that overall growth in emerging market countries will slightly decelerate in 2014, with growth of 4.6% versus 4.7% in 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next five meetings (January, March, April, June and July 2014), it announced further $10 billion tapering of its asset purchases. Beginning in August, it will buy a total of $25 billion per month ($10 billion per month of agency MBS and $15 billion per month of longer-term Treasuries).

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15%, and it will now charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” is aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 29, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

IV	Western Asset Global Strategic Income Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset Global Strategic Income Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal circumstances, the Fund invests in a globally diverse portfolio of fixed-income securities. We have broad discretion to invest in all types of fixed income securities and to allocate the Fund’s assets among all segments of the global market for fixed-income securities, with no specific minimum or maximum investment in any one segment, including U.S. and foreign corporate debt, (including emerging market corporate debt), mortgage- and asset-backed securities, sovereign debt (including emerging market sovereign debt), and U.S. government obligations.

Under normal circumstances, the Fund will be invested in at least three countries (one of which may be the U.S.) and will invest at least 35% of its assets in foreign securities. The Fund may invest without limit in securities rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, determined by us to be of comparable credit quality). The Fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies. The Fund may invest in securities of any maturity. The dollar-weighted average effective durationi of the Fund’s portfolio is normally expected to be between 0 and 10 years.

In selecting securities, we use a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and our own assessment of economic and market conditions in an effort to create an optimal risk/return allocation of the Fund’s assets among various segments of the fixed-income market. After we make our sector allocations, we use traditional credit analysis to identify individual securities for the Fund’s portfolio.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may gain exposure to a security or issuer by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationii) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced periods of volatility but outperformed equal-duration Treasuries over the twelve months ended July 31, 2014. Risk aversion was prevalent at times given mixed economic data, shifting monetary policy by the Federal Reserve Board (“Fed”)iii and several geopolitical issues. However, these factors were generally overshadowed by solid demand from investors looking to generate incremental yield in the low interest rate environment.

Western Asset Global Strategic Income Fund 2014 Annual Report	1

Fund overview (cont’d)

Short-term Treasury yields moved higher, whereas longer-term Treasury yields edged lower during the twelve months ended July 31, 2014. Two-year Treasury yields rose from 0.31% at the beginning of the period to 0.53% at the end of the period. Their peak of 0.56% occurred on July 30, 2014 and they were as low as 0.28% in late November and early December 2013. Ten-year Treasury yields were 2.60% at the beginning of the period and reached a low of 2.44% on May 28, 2014. Their peak of 3.04% occurred on December 31, 2013 and they ended the reporting period at 2.58%.

All told, the Barclays U.S. Universal Index (the “Index”)iv returned 4.54% for the twelve months ended July 31, 2014.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We reduced our exposures to high-yield corporate bonds, investment grade corporate bonds and non-agency mortgage-backed securities (“MBS”). Conversely, we increased the Fund’s allocations to commercial mortgage-backed securities (“CMBS”) and, emerging markets debt, as well as our non-U.S. dollar positions. Elsewhere, we increased the Fund’s duration, although it remained short versus that of the Index.

During the reporting period we used swaps and options on investment grade index swaps (CDX) to manage our investment grade bond exposure. Overall, they were a positive for performance. Interest rate futures, swaps and options, which were used to manage the portfolio’s duration and yield curvev exposure, contributed to performance. Equity index futures, options and swaps, which were used to hedge and manage the Fund’s exposure to equity betavi (risk), were a modest drag on results. Currency options, swaps and foreign exchange forwards were utilized to express our positive or negative views on various currencies. These derivatives detracted from performance.

Performance review

For the twelve months ended July 31, 2014, Class A shares of Western Asset Global Strategic Income Fund, excluding sales charges, returned 7.75%. The Fund’s unmanaged benchmark, The Barclays U.S. Universal Index returned 4.54% for the same period. The Lipper Global Income Funds Category Average1 returned 5.31% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended July 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 207 funds in the Fund’s Lipper category, and excluding sales charges.

2	Western Asset Global Strategic Income Fund 2014 Annual Report

Performance Snapshot as of July 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Global Strategic Income Fund:
Class A	5.22%	7.75%
Class B1	4.70%	6.73%
Class C	4.79%	6.73%
Class C1♦	5.00%	7.30%
Class I	5.35%	7.90%
Barclays U.S. Universal Index	2.51%	4.54%
Lipper Global Income Funds Category Average[2]	3.98%	5.31%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2014 for Class A, Class B, Class C, Class C1 and Class I shares were 4.41%, 3.99%, 3.72%, 4.18% and 4.83%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class C shares would have been 3.62%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 27, 2013, the gross total annual operating expense ratios for Class A, Class B, Class C, Class C1 and Class I shares were 1.15%, 1.91%, 1.88%, 1.57% and 0.93%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

♦

Effective August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 227 funds for the six-month period and among the 207 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Western Asset Global Strategic Income Fund 2014 Annual Report	3

Fund overview (cont’d)

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.95% for Class C shares and 0.85% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its overweight position in high-yield corporate bonds. The high-yield market benefited from generally robust investor demand, improving fundamentals and low defaults. Individual high-yield securities that added the most value included our overweights in NRG Energy, Sprint and Cemex.

The Fund’s overweights to non-U.S. dollar securities were beneficial for performance during the reporting period, particularly important contributors were Sovereign bonds in Italy, Ireland, Portugal, Brazil and Mexico. Elsewhere, the Fund’s duration and yield curve positioning was beneficial for performance.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was our underweight to investment grade corporate bonds, as the sector outperformed the Index. A number of individual securities were also negative for results, including our underweights in General Electric, Goldman Sachs and HSBC.

Our underweight allocation to U.S. agency MBS was not rewarded. The sector performed well given strong demand from investors looking to generate incremental yield in the low interest rate environment.

Thank you for your investment in Western Asset Global Strategic Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 19, 2014

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. In addition, the Fund invests in high-yield securities. These issues are lower-rated and inherently more risky than higher-rated fixed-income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

4	Western Asset Global Strategic Income Fund 2014 Annual Report

Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 29 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2014 were: Sovereign Bonds (33.5%), Energy (11.2%), Collateralized Mortgage Obligations (9.4%), Industrials (7.6%) and Materials (7.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. Universal Index represents the union of the Barclays U.S. Aggregate Index, the Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets index.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

Beta measures the sensitivity of the investment to the movements of its benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

Western Asset Global Strategic Income Fund 2014 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2014 and July 31, 2013 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Global Strategic Income Fund 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2014 and held for the six months ended July 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.22%	$1,000.00	$1,052.20	1.11%	$5.65	Class A	5.00%	$1,000.00	$1,019.29	1.11%	$5.56
Class B	4.70	1,000.00	1,047.00	1.89	9.59	Class B	5.00	1,000.00	1,015.42	1.89	9.44
Class C	4.79	1,000.00	1,047.90	1.95	9.90	Class C	5.00	1,000.00	1,015.12	1.95	9.74
Class C1	5.00	1,000.00	1,050.00	1.53	7.78	Class C1	5.00	1,000.00	1,017.21	1.53	7.65
Class I	5.35	1,000.00	1,053.50	0.85	4.33	Class I	5.00	1,000.00	1,020.58	0.85	4.26

Western Asset Global Strategic Income Fund 2014 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended July 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

8	Western Asset Global Strategic Income Fund 2014 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class C1♦	Class I
Twelve Months Ended 7/31/14	7.75%	6.73%	6.73%	7.30%	7.90%
Five Years Ended 7/31/14	9.34	8.95	N/A	8.90	9.57
Ten Years Ended 7/31/14	6.13	5.82	N/A	5.66	6.45
Inception* through 7/31/14	—	—	4.45	—	—

With sales charges[2]	Class A	Class B	Class C	Class C1♦	Class I
Twelve Months Ended 7/31/14	3.10%	2.23%	5.73%	6.30%	7.90%
Five Years Ended 7/31/14	8.41	8.80	N/A	8.90	9.57
Ten Years Ended 7/31/14	5.67	5.82	N/A	5.66	6.45
Inception* through 7/31/14	—	—	4.45	—	—

Cumulative total returns
Without sales charges[1]
Class A (7/31/04 through 7/31/14)	81.36%
Class B (7/31/04 through 7/31/14)	76.05
Class C (Inception date of 8/1/12 through 7/31/14)	9.11
Class C1♦ (7/31/04 through 7/31/14)	73.41
Class I (7/31/04 through 7/31/14)	86.88

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares, Class C shares and Class C1♦ shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1♦ shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

♦	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class A, Class B, Class C, Class C1♦ and Class I shares are November 6, 1992, December 28, 1989, August 1, 2012, March 19, 1993 and October 10,1995, respectively.

Western Asset Global Strategic Income Fund 2014 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Global Strategic Income Fund vs. Barclays U.S. Universal Index† — July 2004 - July 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Global Strategic Income Fund on July 31, 2004, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2014. The hypothetical illustration also assumes a $10,000 investment, in the Barclays U.S. Universal Index. The Barclays U.S. Universal Index represents the union of the Barclays U.S. Aggregate Index, the Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other classes.

10	Western Asset Global Strategic Income Fund 2014 Annual Report

Spread duration (unaudited)

Economic exposure — July 31, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Universal Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Global Strategic	— Western Asset Global Strategic Income Fund

Western Asset Global Strategic Income Fund 2014 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — July 31, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Universal Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Global Strategic	— Western Asset Global Strategic Income Fund

12	Western Asset Global Strategic Income Fund 2014 Annual Report

Schedule of investments

July 31, 2014

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 43.1%
Consumer Discretionary — 5.0%
Automobiles — 0.1%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	240,000		$265,200
Diversified Consumer Services — 0.2%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	177,482	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	300,000	GBP	545,743
Total Diversified Consumer Services					723,225
Hotels, Restaurants & Leisure — 0.6%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	140,000		134,750	(b)
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	420,000		434,700	(b)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	480,000		424,800
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	200,000		167,500
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	50,000		41,625
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	330,000		348,975	(b)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	210,000		210,000	(b)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	780,000		818,513	(b)
Total Hotels, Restaurants & Leisure					2,580,863
Household Durables — 0.1%
William Lyon Homes PNW Finance Corp., Senior Secured Notes	7.000%	8/15/22	240,000		240,900	(b)
Media — 2.9%
American Media Inc., Senior Secured Notes	11.500%	12/15/17	1,500,000		1,591,875
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	143,278	(b)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	1,250,000	EUR	1,862,117	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	200,000	EUR	297,939	(b)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	790,000		850,237
MediaNews Group Inc.	12.000%	12/31/18	1,900,000		1,900,000	(c)
MHGE Parent LLC/MHGE Parent Finance Inc., Senior Notes	8.500%	8/1/19	190,000		185,013	(b)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	400,000		402,500	(b)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	210,000	EUR	339,339	(b)(d)
Regal Entertainment Group, Senior Notes	5.750%	3/15/22	320,000		328,000
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	656,000	EUR	989,317	(b)
Virgin Media Finance PLC, Senior Notes	7.000%	4/15/23	1,310,000	GBP	2,385,288	(a)
Total Media					11,274,903

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Annual Report	13

Schedule of investments (cont’d)

July 31, 2014

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Multiline Retail — 0.1%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	520,000		$557,700	(b)(d)
Specialty Retail — 0.9%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	290,000	GBP	547,136	(b)
AA Bond Co., Ltd., Senior Secured Notes	6.269%	7/31/25	1,200,000	GBP	2,350,858	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	600,000		561,750	(b)
Total Specialty Retail					3,459,744
Textiles, Apparel & Luxury Goods — 0.1%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	390,000		403,650	(b)
Total Consumer Discretionary					19,506,185
Consumer Staples — 1.6%
Beverages — 0.5%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,600,000		1,720,000	(b)
Crestview DS Merger Subordinated II Inc., Secured Notes	10.000%	9/1/21	350,000		395,062
Total Beverages					2,115,062
Food & Staples Retailing — 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,050,000		1,017,188	(b)
Food Products — 0.8%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	330,000		327,525	(b)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	390,000		387,075	(b)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	980,000		982,450	(b)
Virgolino de Oliveira Finance SA, Senior Secured Notes	10.875%	1/13/20	1,410,000		1,402,950	(b)
Total Food Products					3,100,000
Media — 0.0%
SiTV LLC/SiTV Finance Inc., Senior Secured Notes	10.375%	7/1/19	130,000		131,300	(b)
Total Consumer Staples					6,363,550
Energy — 10.8%
Energy Equipment & Services — 2.0%
CGG, Senior Notes	7.750%	5/15/17	105,000		107,100
CGG, Senior Notes	6.500%	6/1/21	1,500,000		1,432,500
Exterran Holdings Inc., Senior Notes	7.250%	12/1/18	910,000		953,225
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	920,000		924,600
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	290,000		296,525	(b)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	300,000		285,750	(b)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	260,000		260,000	(b)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	880,000		902,000
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	550,000		526,625	(b)

See Notes to Financial Statements.

14	Western Asset Global Strategic Income Fund 2014 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
Parker Drilling Co., Senior Notes	6.750%	7/15/22	320,000	$328,000	(b)
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,950,000	2,045,063	(b)
Total Energy Equipment & Services				8,061,388
Oil, Gas & Consumable Fuels — 8.8%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	1,360,000	1,407,600
Arch Coal Inc., Senior Notes	7.000%	6/15/19	570,000	393,300
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	750,000	740,625
Baytex Energy Corp., Senior Notes	5.625%	6/1/24	120,000	118,650	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	590,000	675,550
CONSOL Energy Inc., Senior Notes	5.875%	4/15/22	180,000	182,812	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	529,763	495,991	(b)(d)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	236,000	267,199
Ecopetrol SA, Senior Notes	5.875%	5/28/45	260,000	273,000
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,930,000	2,012,025
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	210,000	225,225	(b)
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	1,360,000	1,407,600	(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,750,000	1,925,175
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	670,000	725,275
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,710,000	1,765,575	(b)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,500,000	1,222,500	(e)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	300,000	317,250
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	1,220,000	1,299,300	(b)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	620,000	655,650
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	680,000	695,300	(b)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	380,000	397,100	(b)
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	517,000	551,639
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	3,730,000	3,860,774
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	990,000	1,025,887	(b)
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,290,000	1,296,450
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	440,000	437,800
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	1,500,000	1,597,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	470,000	493,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.000%	10/1/22	220,000	217,525

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Annual Report	15

Schedule of investments (cont’d)

July 31, 2014

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	1,140,000		$1,236,571	(a)
Rex Energy Corp., Senior Notes	6.250%	8/1/22	80,000		79,300	(b)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	300,000		298,500	(b)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.625%	2/1/21	310,000		322,400
Samson Investment Co., Senior Notes	10.750%	2/15/20	1,800,000		1,831,500	(b)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	720,000		784,800
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	20,000		20,000	(b)
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,750,000		1,531,250
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.250%	5/1/23	690,000		703,800
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	770,000		750,750
Triangle USA Petroleum Corp., Senior Notes	6.750%	7/15/22	120,000		120,450	(b)
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	300,000		312,750	(b)
Total Oil, Gas & Consumable Fuels					34,675,848
Total Energy					42,737,236
Financials — 3.6%
Banks — 1.9%
Banco Espirito Santo SA, Senior Notes	5.875%	11/9/15	300,000	EUR	375,718	(a)
Banco Espirito Santo SA, Senior Notes	4.750%	1/15/18	300,000	EUR	371,586	(a)
Banco Espirito Santo SA, Senior Notes	4.000%	1/21/19	100,000	EUR	119,060	(a)
CIT Group Inc., Senior Notes	5.000%	8/1/23	940,000		962,325
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	340,000		342,805	(f)(g)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	420,000		482,622
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	440,000		516,450	(b)(f)(g)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	310,000		354,896	(b)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	330,000		336,886
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,500,000		1,486,781	(b)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	70,000		83,664	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000		159,795
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	120,000		120,211
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	170,000		179,225
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	640,000	AUD	711,226	(a)(f)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	690,000		730,235	(b)
Total Banks					7,333,485
Consumer Finance — 0.5%
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,530,000		1,606,500	(b)

See Notes to Financial Statements.

16	Western Asset Global Strategic Income Fund 2014 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Finance — continued
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	250,000		$266,562	(b)
Total Consumer Finance					1,873,062
Diversified Financial Services — 0.8%
ABP Finance PLC, Senior Secured Notes	6.250%	12/14/26	600,000	GBP	1,205,077	(a)
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	2,113,707	(a)
Emeralds, Notes	0.000%	8/4/20	9		0	(b)(c)(e)(h)(i)
Total Diversified Financial Services					3,318,784
Real Estate Investment Trusts (REITs) — 0.1%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	460,000		463,450	(b)
Real Estate Management & Development — 0.3%
Yuzhou Properties Co., Ltd., Senior Bonds	8.750%	10/4/18	1,000,000		1,012,500	(a)
Total Financials					14,001,281
Health Care — 2.2%
Health Care Equipment & Supplies — 0.5%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,625,000		1,627,031
Teleflex Inc., Senior Notes	5.250%	6/15/24	180,000		183,150	(b)
Total Health Care Equipment & Supplies					1,810,181
Health Care Providers & Services — 1.2%
Acadia Healthcare Co. Inc., Senior Notes	5.125%	7/1/22	310,000		312,325	(b)
Centene Corp., Senior Notes	4.750%	5/15/22	380,000		384,275
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	310,000		328,600
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	500,000		520,000
HCA Inc., Debentures	7.500%	11/15/95	70,000		65,800
HCA Inc., Senior Secured Notes	5.000%	3/15/24	880,000		875,600
Labco SAS, Senior Secured Notes	8.500%	1/15/18	160,000	EUR	227,906	(b)
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	1,550,000	EUR	2,220,815	(a)
Total Health Care Providers & Services					4,935,321
Pharmaceuticals — 0.5%
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	320,000		330,800	(b)
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	1,220,000	EUR	1,765,476	(a)
Total Pharmaceuticals					2,096,276
Total Health Care					8,841,778
Industrials — 7.4%
Aerospace & Defense — 0.2%
TransDigm Inc., Senior Subordinated Notes	6.000%	7/15/22	500,000		503,125	(b)
Triumph Group Inc., Senior Notes	5.250%	6/1/22	130,000		129,838	(b)
Total Aerospace & Defense					632,963

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Annual Report	17

Schedule of investments (cont’d)

July 31, 2014

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — 0.7%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	296,463		$346,299
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	980,000	GBP	1,805,827	(a)
United Airlines Inc., Pass Through Trust, Secured Notes	4.625%	9/3/22	220,000		220,825
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	510,000		513,187	(b)
Total Airlines					2,886,138
Commercial Services & Supplies — 0.2%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	380,000		376,200	(b)
West Corp., Senior Notes	5.375%	7/15/22	530,000		515,425	(b)
Total Commercial Services & Supplies					891,625
Construction & Engineering — 1.5%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	530,000	EUR	766,472	(b)
Astaldi SpA, Senior Notes	7.125%	12/1/20	110,000	EUR	159,079	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	280,000		256,200	(b)
Empresas ICA SAB de CV, Senior Notes	8.900%	2/4/21	450,000		474,750	(a)
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	645,000		657,304	(b)
Michael Baker Holdings LLC/Micahel Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,000,000		1,005,000	(b)(d)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	880,000		924,000	(b)
OAS Finance Ltd., Senior Notes	8.000%	7/2/21	320,000		320,000	(b)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	1,080,000		1,104,300	(b)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	370,838		393,629	(b)
Total Construction & Engineering					6,060,734
Electrical Equipment — 0.7%
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	430,000		451,500	(b)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	138,927	(b)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	1,230,000	EUR	1,755,571	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	214,094	(b)
Total Electrical Equipment					2,560,092
Machinery — 1.7%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	310,000		335,575	(b)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,580,000		1,698,500	(b)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,782,000	EUR	2,605,717	(b)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	996,000	EUR	1,493,737	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	420,000	EUR	629,889	(b)
Total Machinery					6,763,418

See Notes to Financial Statements.

18	Western Asset Global Strategic Income Fund 2014 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Marine — 0.1%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	380,000		$386,650	(b)
Road & Rail — 0.7%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	250,000		259,375	(b)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	1,550,000	EUR	2,201,927	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	220,000		219,450	(b)
Total Road & Rail					2,680,752
Trading Companies & Distributors — 0.6%
Light Tower Rentals Inc., Senior Secured Notes	8.125%	8/1/19	1,260,000		1,288,350	(b)
Rexel SA, Senior Notes	5.250%	6/15/20	1,010,000		1,030,200	(b)
Total Trading Companies & Distributors					2,318,550
Transportation — 1.0%
Great Rolling Stock Co. PLC, Senior Secured Notes	6.250%	7/27/20	1,000,000	GBP	1,932,765	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,500,000		1,571,250	(b)(d)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	570,000		581,400	(b)
Total Transportation					4,085,415
Total Industrials					29,266,337
Information Technology — 0.8%
Electronic Equipment, Instruments & Components — 0.2%
Sanmina Corp., Senior Secured Notes	4.375%	6/1/19	720,000		714,600	(b)
IT Services — 0.2%
Alliance Data Systems Corp., Senior Notes	5.375%	8/1/22	220,000		218,350	(b)
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	180,000		179,100	(b)
First Data Corp., Senior Notes	12.625%	1/15/21	410,000		489,438
Total IT Services					886,888
Software — 0.4%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	300,000		315,750	(b)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	250,000		270,000	(b)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,000,000		1,030,000	(b)
Total Software					1,615,750
Total Information Technology					3,217,238
Materials — 7.1%
Chemicals — 1.2%
Braskem Finance Ltd., Senior Notes	5.375%	5/2/22	1,100,000		1,094,500	(b)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	440,000		453,200	(b)(d)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,480,000	EUR	2,095,748	(a)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Annual Report	19

Schedule of investments (cont’d)

July 31, 2014

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Chemicals — continued
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	750,000	EUR	$1,122,291	(a)
Total Chemicals					4,765,739
Construction Materials — 1.4%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	3,410,000		3,904,450	(b)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	520,000		553,800	(a)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	730,000		721,787	(b)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	260,000		265,200	(b)
Total Construction Materials					5,445,237
Containers & Packaging — 1.2%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	220,000		222,750	(b)(d)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	600,000		651,000	(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	200,000		216,000	(b)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	700,000		755,125
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	520,000		527,800	(b)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	1,720,000		1,763,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	490,000		518,788
Total Containers & Packaging					4,654,463
Metals & Mining — 2.5%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	901,000		1,022,860
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	960,000		883,200	(b)
Essar Steel Minnesota LLC, Senior Secured Notes	11.500%	5/15/20	220,000		226,875	(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	1,080,000		1,102,275	(b)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	320,000		326,400	(b)
Magnetation LLC/Mag Finance Corp., Senior Secured Notes	11.000%	5/15/18	530,000		577,700	(b)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	400,000		172,000	(b)(e)(h)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	130,000		28,957	(b)(c)(e)(h)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	186,000		166,470
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	700,000		729,750	(b)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	830,000		880,837
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	430,000		341,850	(b)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	130,000		137,800	(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,820,000		2,973,690	(b)

See Notes to Financial Statements.

20	Western Asset Global Strategic Income Fund 2014 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Walter Energy Inc., Senior Secured Notes	9.500%	10/15/19	280,000		$279,650	(b)
Total Metals & Mining					9,850,314
Paper & Forest Products — 0.8%
Appvion Inc., Secured Notes	9.000%	6/1/20	830,000		795,763	(b)
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	1,280,000		1,272,320
Klabin Finance SA, Senior Notes	5.250%	7/16/24	620,000		607,755	(b)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	740,000		706,700
Total Paper & Forest Products					3,382,538
Total Materials					28,098,291
Telecommunication Services — 2.3%
Diversified Telecommunication Services — 1.2%
CenturyLink Inc., Senior Notes	6.750%	12/1/23	330,000		359,288
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000		68,425
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	1,600,000		1,704,000	(b)
Hughes Satellite Systems Corp., Senior Notes	7.625%	6/15/21	950,000		1,078,250
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	570,000		592,087	(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	720,000		770,400
Total Diversified Telecommunication Services					4,572,450
Wireless Telecommunication Services — 1.1%
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,010,000	GBP	1,745,680	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,435,000		2,715,025
Total Wireless Telecommunication Services					4,460,705
Total Telecommunication Services					9,033,155
Utilities — 2.3%
Electric Utilities — 0.3%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	1,100,000		1,116,500	(b)
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.500%	6/1/24	1,000,000		992,500
Independent Power and Renewable Electricity Producers — 1.2%
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,455,000		1,582,313	(b)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	240,000		256,800	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,708,538		3,053,877
Total Independent Power and Renewable Electricity Producers					4,892,990
Water Utilities — 0.5%
Anglian Water Osprey Financing PLC, Senior Secured Notes	7.000%	1/31/18	1,010,000	GBP	1,864,617	(a)
Total Utilities					8,866,607
Total Corporate Bonds & Notes (Cost — $165,122,141)					169,931,658

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Annual Report	21

Schedule of investments (cont’d)

July 31, 2014

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — 4.9%
ACE Securities Corp., 2006-SL2 A	0.495%	1/25/36	672,634		$122,597	(f)
Amortizing Residential Collateral Trust, 2002-BC6 M2	1.955%	8/25/32	621,967		428,059	(f)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.002%	4/15/33	316,226		300,103	(f)
Countrywide Asset-Backed Certificates, 2004-5 M4	2.030%	6/25/34	737,476		640,143	(f)
Fieldstone Mortgage Investment Corp., 2004-4 M3	2.102%	10/25/35	1,140,000		956,248	(f)
Greenpoint Manufactured Housing, 1999-2 A2	2.916%	3/18/29	475,000		423,479	(f)
Greenpoint Manufactured Housing, 1999-3 2A2	3.529%	6/19/29	250,000		223,034	(f)
Greenpoint Manufactured Housing, 1999-4 A2	3.653%	2/20/30	250,000		222,631	(f)
Greenpoint Manufactured Housing, 2001-2 IA2	3.654%	2/20/32	325,000		300,578	(f)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.652%	3/13/32	550,000		501,375	(f)
GSAMP Trust, 2006-S2 A2	0.355%	1/25/36	277,900		55,504	(f)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.455%	3/25/35	283,342		277,247	(b)(f)
Indymac Seconds Asset Backed Trust, 2006-A A	0.415%	6/25/36	3,212,499		790,713	(f)
Long Beach Mortgage Loan Trust, 2003-1 M2	3.230%	3/25/33	2,393,939		2,292,713	(f)
Magnus Dritte Immobilienbesitz und Verwaltungs 1 GmbH, 1A JNR	7.250%	7/1/24	1,600,000	EUR	2,142,480	(b)(c)
Mid-State Trust, 6 A1	7.340%	7/1/35	252,013		273,006
National Collegiate Student Loan Trust, 2006-3 A4	0.425%	3/26/29	1,200,000		1,093,919	(f)
National Collegiate Student Loan Trust, 2007-4 A3L	1.005%	3/25/38	2,830,000		2,120,421	(f)
Origen Manufactured Housing, 2006-A A2	2.561%	10/15/37	1,798,610		1,598,437	(f)
Origen Manufactured Housing, 2007-A A2	2.395%	4/15/37	1,561,271		1,404,626	(f)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.935%	1/25/31	43,578		29,870	(f)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.277%	8/25/33	179,402		160,428	(f)
SACO I Trust, 2006-4 A1	0.495%	3/25/36	167,772		247,306	(f)
SACO I Trust, 2006-6 A	0.415%	6/25/36	802,132		1,286,958	(f)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	208,430		2	(b)
Soundview Home Equity Loan Trust, 2006-OPT4 2A3	0.305%	6/25/36	1,408,207		1,240,160	(f)
Structured Asset Securities Corp., 2006-ARS1 A1	0.372%	2/25/36	3,332,489		218,005	(b)(f)
Total Asset-Backed Securities (Cost — $24,643,185)					19,350,042
Collateralized Mortgage Obligations — 9.4%
Banc of America Commercial Mortgage Trust, 2006-5 AM	5.448%	9/10/47	70,000		75,003
Banc of America Commercial Mortgage Trust, 2007-3 AJ	5.565%	6/10/49	460,000		479,868	(f)
Banc of America Commercial Mortgage Trust, 2007-4 AJ	5.822%	2/10/51	1,240,000		1,303,977	(f)
Banc of America Mortgage Securities Inc., 2005-3 A4	2.685%	4/25/35	137,822		121,635	(f)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AJ	6.157%	6/11/50	410,000		396,312	(f)
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	6.137%	12/10/49	810,000		822,349	(f)

See Notes to Financial Statements.

22	Western Asset Global Strategic Income Fund 2014 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Citimortgage Alternative Loan Trust, 2007-A7 2A2	34.725%	7/25/37	1,066,962	$1,897,413	(f)
COBALT CMBS Commercial Mortgage Trust, 2007-C3 AJ	5.776%	5/15/46	500,000	520,443	(f)
Commercial Mortgage Pass-Through Certificates, 2006-C8 AJ	5.377%	12/10/46	1,950,000	1,971,264
Commercial Mortgage Pass-Through Certificates, 2013-CR12 A4	4.046%	10/10/46	130,000	137,889
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	140,000	148,818
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	60,000	64,390	(f)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.086%	10/10/46	30,000	32,343	(f)
Countrywide Alternative Loan Trust, 2005-63 1A1	2.535%	12/25/35	381,766	321,498	(f)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.455%	1/25/36	388,217	336,402	(f)
Countrywide Alternative Loan Trust, 2007-18CB 1A6	38.070%	8/25/37	1,026,986	1,926,631	(f)
Countrywide Home Loans, 2005-R3 AF	0.555%	9/25/35	52,469	47,531	(b)(f)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	409,000	396,290
Credit Suisse Commercial Mortgage Trust, 2007-C2 AJ	5.605%	1/15/49	300,000	306,103	(f)
Credit Suisse Mortgage Trust, 2006-1 1A2	29.673%	2/25/36	1,276,319	1,911,563	(f)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	1,770,000	1,072,924	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.366%	3/19/45	282,965	259,107	(f)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.038%	3/19/46	448,051	351,657	(f)
GE Business Loan Trust, 2007-1A A	0.322%	4/16/35	2,078,213	1,955,413	(b)(f)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.284%	11/10/45	1,170,000	1,158,616	(f)
GS Mortgage Securities Trust, 2006-GG6 C	5.597%	4/10/38	400,000	399,676	(f)
GS Mortgage Securities Trust, 2013-GC16 A4	4.271%	11/10/46	330,000	355,889
GS Mortgage Securities Trust, 2013-GC16 AS	4.649%	11/10/46	280,000	304,638
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	230,000	253,778	(f)
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.676%	10/25/35	213,814	191,835	(f)
HarborView Mortgage Loan Trust, 2004-11 3A1A	0.506%	1/19/35	349,100	270,948	(f)
Impac CMB Trust, 2005-5 A1	0.795%	8/25/35	301,282	272,107	(f)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.476%	3/25/35	284,268	284,417	(f)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 AS	4.420%	11/15/45	310,000	331,541
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.081%	11/15/45	130,000	141,348	(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	1,060,000	926,358
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	450,000	403,033	(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,950,000	1,945,796	(f)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Annual Report	23

Schedule of investments (cont’d)

July 31, 2014

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.703%	2/12/49	450,000	$412,222	(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-INN E	3.752%	6/15/29	1,280,000	1,282,390	(b)(f)
JPMorgan Mortgage Trust, 2005-A6 7A1	2.708%	8/25/35	312,097	300,610	(f)
LB-UBS Commercial Mortgage Trust, 2007-C6 AJ	6.126%	7/15/40	660,000	695,055	(f)
LB-UBS Commercial Mortgage Trust, 2007-C7 C	6.249%	9/15/45	430,000	414,173	(f)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	44,930	46,358	(b)
Merrill Lynch Mortgage Investors Inc., 2005-A1 2A1	2.577%	12/25/34	23,739	24,160	(f)
ML-CFC Commercial Mortgage Trust, 2006-3 AJ	5.485%	7/12/46	390,000	397,809	(f)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	409,000	398,617	(f)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	1,480,000	1,443,941	(f)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,450,000	1,333,047
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	697,000	714,468
Morgan Stanley Capital I Trust, 2007-IQ15 AJ	5.909%	6/11/49	480,000	459,898	(f)
Mortgage IT Trust, 2005-2 1A1	0.415%	5/25/35	152,092	146,829	(f)
PFP III, 2014-1 D	4.252%	6/14/31	500,000	505,120	(b)(f)
Residential Accredit Loans Inc., 2006-QO2 A1	0.375%	2/25/46	1,753,668	871,842	(f)
Residential Accredit Loans Inc., 2006-QS14 A5	45.468%	11/25/36	738,442	1,408,221	(f)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.520%	8/25/35	183,679	183,148	(f)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.365%	5/25/46	380,910	298,531	(f)
Wachovia Bank Commercial Mortgage Trust, 2006-C27 AJ	5.825%	7/15/45	390,000	399,650	(f)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AJ	5.413%	12/15/43	381,000	394,316	(f)
Wachovia Bank Commercial Mortgage Trust, 2007-C31 AJ	5.660%	4/15/47	390,000	405,885	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.425%	12/25/45	181,304	174,751	(f)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3	2.622%	4/25/36	62,207	61,179	(f)
Total Collateralized Mortgage Obligations (Cost — $36,601,122)				36,869,023
Convertible Bonds & Notes — 0.5%
Energy — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
Chesapeake Energy Corp., Senior Notes	2.750%	11/15/35	1,000,000	1,040,625
Peabody Energy Corp., Junior Subordinated Notes	4.750%	12/15/41	1,000,000	720,000
Total Energy				1,760,625
Materials — 0.1%
Metals & Mining — 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/20/19	372,000	372,000	(b)(c)(h)
Total Convertible Bonds & Notes (Cost — $2,306,190)				2,132,625

See Notes to Financial Statements.

24	Western Asset Global Strategic Income Fund 2014 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Mortgage-Backed Securities — 0.0%
FHLMC — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	3,067		$3,178
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	11/1/31	355		400
Total FHLMC					3,578
FNMA — 0.0%
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-4/1/31	22,721		26,025
Total Mortgage-Backed Securities (Cost — $26,429)					29,603
Senior Loans — 1.0%
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Hilton Worldwide Finance LLC, USD Term Loan B2	3.500%	10/26/20	710,526		708,121	(j)(k)
Health Care — 0.2%
Health Care Providers & Services — 0.2%
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	10/10/16	890,000		885,550	(h)(j)(k)
Utilities — 0.6%
Independent Power and Renewable Electricity Producers — 0.6%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.250%	6/19/16	2,152,830		2,162,249	(j)(k)
Total Senior Loans (Cost — $3,748,026)					3,755,920
Sovereign Bonds — 33.5%
Argentina — 1.0%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	4,205,000		3,982,328
Australia — 2.1%
Government of Australia, Senior Bonds	5.750%	7/15/22	7,500,000	AUD	8,125,249
Brazil — 4.5%
Federative Republic of Brazil, Notes	10.000%	1/1/17	41,326,000	BRL	17,686,253
Canada — 2.7%
Government of Canada, Bonds	2.750%	6/1/22	11,000,000	CAD	10,668,391
Hungary — 0.3%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	960,000		1,048,800
Indonesia — 0.2%
Republic of Indonesia, Senior Notes	5.875%	1/15/24	769,000		866,086	(b)
Israel — 1.4%
Government of Israel, Bonds	5.500%	1/31/22	16,000,000	ILS	5,691,335
Mexico — 7.3%
United Mexican States, Bonds	8.000%	6/11/20	74,495,000	MXN	6,479,910
United Mexican States, Bonds	6.500%	6/9/22	275,171,500	MXN	22,000,170

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Annual Report	25

Schedule of investments (cont’d)

July 31, 2014

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — continued
United Mexican States, Bonds	10.000%	12/5/24	2,430,000	MXN	$242,934
Total Mexico					28,723,014
New Zealand — 2.3%
Government of New Zealand, Senior Bonds	6.000%	12/15/17	9,930,000	NZD	8,991,429
Norway — 2.2%
Government of Norway, Bonds	4.250%	5/19/17	50,000,000	NOK	8,569,440
Poland — 3.5%
Republic of Poland, Bonds	4.000%	10/25/23	41,030,000	PLN	13,763,479
Portugal — 1.0%
Republic of Portugal, Notes	5.125%	10/15/24	4,000,000		4,017,720	(b)
Russia — 0.2%
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	791,175		897,192	(a)
Singapore — 1.1%
Republic of Singapore, Senior Bonds	2.750%	7/1/23	5,360,000	SGD	4,455,486
South Africa — 0.3%
Republic of South Africa, Senior Notes	5.875%	9/16/25	920,000		1,019,544
Sweden — 2.2%
Kingdom of Sweden, Bonds	3.750%	8/12/17	28,000,000	SEK	4,455,934
Kingdom of Sweden, Bonds	3.500%	6/1/22	26,000,000	SEK	4,369,068
Total Sweden					8,825,002
Turkey — 0.6%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	830,000		912,900
Republic of Turkey, Senior Notes	6.250%	9/26/22	1,270,000		1,449,324
Total Turkey					2,362,224
Venezuela — 0.6%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,820,000		2,397,000	(a)
Total Sovereign Bonds (Cost — $135,558,251)					132,089,972
U.S. Government & Agency Obligations — 0.0%
U.S. Government Obligations — 0.0%
U.S. Treasury Bonds	3.625%	2/15/44	10,000		10,608
U.S. Treasury Notes	2.000%	5/31/21	30,000		29,587
U.S. Treasury Notes	2.500%	5/15/24	30,000		29,857
Total U.S. Government & Agency Obligations (Cost — $69,990)					70,052

			Shares
Common Stocks — 0.2%
Health Care — 0.2%
Health Care Providers & Services — 0.2%
Physiotherapy Associates Holdings Inc.			15,000		720,000	*(c)(h)

See Notes to Financial Statements.

26	Western Asset Global Strategic Income Fund 2014 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Shares	Value
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.			134,735	$13,773	*
Total Common Stocks (Cost — $1,362,878)				733,773
Preferred Stocks — 1.0%
Financials — 0.8%
Consumer Finance — 0.8%
GMAC Capital Trust I	8.125%		115,000	3,125,700	(f)
Industrials — 0.2%
Trading Companies & Distributors — 0.2%
General Finance Corp.	8.125%		25,725	661,647
Total Preferred Stocks (Cost — $3,660,975)				3,787,347

		Expiration Date	Contracts/ Notional Amount†
Purchased Options — 0.2%
E-mini S&P 500 Index Futures, Call @ $1,960		9/19/14	153	141,525
E-mini S&P 500 Index Futures, Put @ $1,875		9/19/14	146	197,100
FTSE TWSE Taiwan Index, Call @ $9,600		8/20/14	1,035	14,840
Interest rate swaption with Morgan Stanley Co. Inc., Put @ $1.915		9/26/14	55,000,000	255,974
Nikkei 225 Index, Call @ $15,500		9/12/14	47	169,056
S&P 500 Index, Put @ $1,800		9/19/14	7,182	38,285
Total Purchased Options (Cost — $904,810)				816,780
Total Investments before Short-Term Investments (Cost — $374,003,997)				369,566,795

		Maturity Date	Face Amount†
Short-Term Investments — 2.2%
Repurchase Agreements — 2.2%
Barclays Capital Inc. repurchase agreement dated 7/31/14; Proceeds at maturity — $8,500,009; (Fully collateralized by U.S. government obligations, 2.125% due 8/15/21; Market value — $8,670,202) (Cost — $8,500,000)	0.040%	8/1/14	8,500,000	8,500,000
Total Investments — 96.0% (Cost — $382,503,997#)				378,066,795
Other Assets in Excess of Liabilities — 4.0%				15,903,107
Total Net Assets — 100.0%				$393,969,902

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Annual Report	27

Schedule of investments (cont’d)

July 31, 2014

Western Asset Global Strategic Income Fund

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	The coupon payment on these securities is currently in default as of July 31, 2014.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Illiquid security (unaudited).

(i)	Value is less than $1.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is $385,118,375.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CMB	— Cash Management Bill
EUR	— Euro
GBP	— British Pound
ILS	— Israeli Shekel
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
SEK	— Swedish Krona
SGD	— Singapore Dollar
TWD	— Taiwan Dollar

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
E-mini S&P 500 Index Futures, Put	9/19/14	$1,925.00	153	$328,950
U.S. Treasury 5-Year Notes, Put	9/26/14	118.00	481	285,594
Total Written Options (Premiums Received — $485,033)				$614,544

See Notes to Financial Statements.

28	Western Asset Global Strategic Income Fund 2014 Annual Report

Western Asset Global Strategic Income Fund

Summary of Investments by Country (unaudited)**
United States	39.9%
Mexico	9.1
Brazil	7.9
United Kingdom	5.7
Poland	4.0
Canada	3.3
Australia	3.0
Germany	2.7
Sweden	2.5
New Zealand	2.4
Norway	2.3
Israel	1.5
Singapore	1.5
Luxembourg	1.4
Portugal	1.3
Italy	1.2
Argentina	1.2
India	1.1
France	1.0
Venezuela	0.6
Turkey	0.6
Switzerland	0.6
South Africa	0.5
Ireland	0.5
Netherlands	0.4
Colombia	0.3
Hungary	0.3
China	0.3
Russia	0.2
Indonesia	0.2
Cayman Islands	0.1
Purchased Options	0.2
Short-Term Investments	2.2
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of July 31, 2014 and are subject to change.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Annual Report	29

Statement of assets and liabilities

July 31, 2014

Assets:
Investments, at value (Cost — $382,503,997)	$378,066,795
Foreign currency, at value (Cost — $5,714,026)	5,658,784
Cash	1,046,415
Receivable for securities sold	10,553,699
Interest receivable	4,811,569
Unrealized appreciation on forward foreign currency contracts	3,033,638
Deposits with brokers for centrally cleared swap contracts	2,485,460
Deposits with brokers for open futures contracts	1,693,396
Foreign currency collateral for open futures contracts, at value (Cost — $723,043)	720,337
Foreign currency collateral for open written options (Cost — $684,459)	681,897
Foreign currency collateral for open purchased options (Cost — $438,874)	437,232
Deposits with brokers for OTC swap contracts	320,000
OTC swaps, at value (premiums received — $1,520)	207,058
Receivable for Fund shares sold	126,601
Receivable from broker — variation margin on centrally cleared swaps	90,825
Receivable from broker — variation margin on open futures contracts	41,111
Receivable for open OTC swap contracts	17,041
Prepaid expenses	43,752
Total Assets	410,035,610

Liabilities:
Payable for securities purchased	12,921,114
Payable for Fund shares repurchased	754,822
Unrealized depreciation on forward foreign currency contracts	630,663
Written options, at value (premiums received — $485,033)	614,544
Investment management fee payable	218,608
OTC swaps, at value	195,277
Foreign currency collateral for open centrally cleared swap contracts, at value (Cost — $191,964)	184,451
Service and/or distribution fees payable	104,569
Distributions payable	97,549
Payable for open OTC swap contracts	13,678
Trustees’ fees payable	6,441
Accrued expenses	323,992
Total Liabilities	16,065,708
Total Net Assets	$393,969,902

Net Assets:
Par value (Note 7)	$561
Paid-in capital in excess of par value	437,780,072
Undistributed net investment income	7,009,974
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(50,983,146)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	162,441
Total Net Assets	$393,969,902

See Notes to Financial Statements.

30	Western Asset Global Strategic Income Fund 2014 Annual Report

Shares Outstanding:
Class A	45,339,829
Class B	1,066,937
Class C	645,077
Class C1	6,631,072
Class I	2,387,138

Net Asset Value:
Class A (and redemption price)	$7.03
Class B*	$6.94
Class C*	$7.02
Class C1*	$7.04
Class I (and redemption price)	$7.06
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$7.34

*	Redemption price per share is NAV of Class B, Class C and Class C1 shares reduced by a 4.50%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Annual Report	31

Statement of operations

For the Year Ended July 31, 2014

Investment Income:
Interest	$23,857,673
Dividends	294,005
Less: Foreign taxes withheld	(45,150)
Total Investment Income	24,106,528

Expenses:
Investment management fee (Note 2)	2,598,232
Service and/or distribution fees (Notes 2 and 5)	1,264,139
Transfer agent fees (Note 5)	613,383
Registration fees	100,875
Custody fees	65,425
Shareholder reports	50,319
Audit and tax fees	45,171
Legal fees	44,025
Fund accounting fees	39,585
Insurance	10,013
Trustees’ fees	8,342
Miscellaneous expenses	5,785
Total Expenses	4,845,294
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(9,760)
Net Expenses	4,835,534
Net Investment Income	19,270,994

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(4,324,190)
Futures contracts	1,200,269
Written options	2,838,642
Swap contracts	(1,564,680)
Foreign currency transactions	(4,215,315)
Net Realized Loss	(6,065,274)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	11,456,141
Futures contracts	462,760
Written options	(839,318)
Swap contracts	2,296,382
Foreign currencies	2,265,006
Change in Net Unrealized Appreciation (Depreciation)	15,640,971
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	9,575,697
Increase in Net Assets from Operations	$28,846,691

See Notes to Financial Statements.

32	Western Asset Global Strategic Income Fund 2014 Annual Report

Statements of changes in net assets

For the Years Ended July 31,	2014	2013

Operations:
Net investment income	$19,270,994	$20,826,091
Net realized gain (loss)	(6,065,274)	9,367,708
Change in net unrealized appreciation (depreciation)	15,640,971	(16,672,216)
Increase in Net Assets From Operations	28,846,691	13,521,583

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(20,987,121)	(20,967,072)
Decrease in Net Assets From Distributions to Shareholders	(20,987,121)	(20,967,072)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	49,142,963	75,890,096
Reinvestment of distributions	19,824,436	19,919,531
Cost of shares repurchased	(122,792,778)	(126,013,274)
Decrease in Net Assets From Fund Share Transactions	(53,825,379)	(30,203,647)
Decrease in Net Assets	(45,965,809)	(37,649,136)

Net Assets:
Beginning of year	439,935,711	477,584,847
End of year*	$393,969,902	$439,935,711
*Includesundistributed net investment income of:	$7,009,974	$11,475,966

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Annual Report	33

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$6.88	$7.00	$6.70	$6.40	$5.68

Income (loss) from operations:
Net investment income	0.34	0.32	0.25	0.26	0.28
Net realized and unrealized gain (loss)	0.18	(0.12)	0.32	0.34	0.73
Proceeds from settlement of a regulatory matter	—	—	—	—	0.01
Total income from operations	0.52	0.20	0.57	0.60	1.02

Less distributions from:
Net investment income	(0.37)	(0.32)	(0.27)	(0.30)	(0.30)
Total distributions	(0.37)	(0.32)	(0.27)	(0.30)	(0.30)

Net asset value, end of year	$7.03	$6.88	$7.00	$6.70	$6.40
Total return[2]	7.75%	2.81%	8.75%	9.62%	18.37%[3]

Net assets, end of year (000s)	$318,523	$361,872	$388,726	$369,884	$394,057

Ratios to average net assets:
Gross expenses	1.14%	1.15%	1.11%	1.11%	1.08%
Net expenses[4]	1.14	1.15	1.11	1.11	1.08
Net investment income	4.89	4.46	3.79	3.97	4.63

Portfolio turnover rate	65%	83%[5]	84%[5]	144%[5]	83%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 18.19%. Class A received $666,652 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89%, 274%, 482% and 200% for the years ended July 31, 2013, 2012, 2011 and 2010, respectively.

See Notes to Financial Statements.

34	Western Asset Global Strategic Income Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class B Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$6.80	$6.92	$6.86	$6.56	$5.71

Income (loss) from operations:
Net investment income	0.28	0.26	0.20	0.22	0.25
Net realized and unrealized gain (loss)	0.17	(0.12)	0.32	0.35	0.74
Proceeds from settlement of a regulatory matter	—	—	—	—	0.13
Total income from operations	0.45	0.14	0.52	0.57	1.12

Less distributions from:
Net investment income	(0.31)	(0.26)	(0.46)	(0.27)	(0.27)
Total distributions	(0.31)	(0.26)	(0.46)	(0.27)	(0.27)

Net asset value, end of year	$6.94	$6.80	$6.92	$6.86	$6.56
Total return[2]	6.73%	2.02%	8.00%	8.81%	19.95%[3]

Net assets, end of year (000s)	$7,409	$11,623	$16,726	$23,200	$34,422

Ratios to average net assets:
Gross expenses	1.99%	1.91%	1.87%	1.81%	1.69%
Net expenses[4]	1.99	1.91	1.87	1.81	1.69
Net investment income	4.05	3.70	3.05	3.27	4.08

Portfolio turnover rate	65%	83%[5]	84%[5]	144%[5]	83%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 17.58%. Class B received $764,991 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89%, 274%, 482% and 200% for the years ended July 31, 2013, 2012, 2011 and 2010, respectively.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2014	2013[2]

Net asset value, beginning of year	$6.87	$6.99

Income (loss) from operations:
Net investment income	0.28	0.26
Net realized and unrealized gain (loss)	0.18	(0.11)
Total income from operations	0.46	0.15

Less distributions from:
Net investment income	(0.31)	(0.27)
Total distributions	(0.31)	(0.27)

Net asset value, end of year	$7.02	$6.87
Total return[3]	6.73%	2.23%

Net assets, end of year (000s)	$4,527	$2,087

Ratios to average net assets:
Gross expenses	2.08%	1.88%[4]
Net expenses[5,6,7]	1.95	1.87 [4]
Net investment income	4.06	3.69 [4]

Portfolio turnover rate	65%	83%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) to July 31, 2013.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% for the year ended July 31, 2013.

See Notes to Financial Statements.

36	Western Asset Global Strategic Income Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C1♦ Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$6.89	$7.01	$6.72	$6.42	$5.69

Income (loss) from operations:
Net investment income	0.31	0.29	0.22	0.23	0.26
Net realized and unrealized gain (loss)	0.18	(0.12)	0.32	0.35	0.73
Proceeds from settlement of a regulatory matter	—	—	—	—	0.02
Total income from operations	0.49	0.17	0.54	0.58	1.01

Less distributions from:
Net investment income	(0.34)	(0.29)	(0.25)	(0.28)	(0.28)
Total distributions	(0.34)	(0.29)	(0.25)	(0.28)	(0.28)

Net asset value, end of year	$7.04	$6.89	$7.01	$6.72	$6.42
Total return[2]	7.30%	2.38%	8.20%	9.17%	18.02%[3]

Net assets, end of year (000s)	$46,656	$54,376	$64,473	$64,105	$69,630

Ratios to average net assets:
Gross expenses	1.55%	1.57%	1.55%	1.58%	1.52%
Net expenses[4]	1.55	1.57	1.55	1.58	1.52
Net investment income	4.48	4.04	3.35	3.51	4.21

Portfolio turnover rate	65%	83%[5]	84%[5]	144%[5]	83%[5]

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 17.65%. Class C1 received $211,891 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89%, 274%, 482% and 200% for the years ended July 31, 2013, 2012, 2011 and 2010, respectively.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$6.91	$7.03	$6.73	$6.42	$5.70

Income (loss) from operations:
Net investment income	0.36	0.34	0.27	0.28	0.28
Net realized and unrealized gain (loss)	0.18	(0.12)	0.31	0.34	0.75
Total income from operations	0.54	0.22	0.58	0.62	1.03

Less distributions from:
Net investment income	(0.39)	(0.34)	(0.28)	(0.31)	(0.31)
Total distributions	(0.39)	(0.34)	(0.28)	(0.31)	(0.31)

Net asset value, end of year	$7.06	$6.91	$7.03	$6.73	$6.42
Total return[2]	7.90%	3.27%	8.93%	9.86%	18.43%

Net assets, end of year (000s)	$16,855	$9,978	$7,660	$4,802	$4,110

Ratios to average net assets:
Gross expenses	0.90%	0.93%	0.93%	0.90%	1.03%
Net expenses[3,4,5]	0.85	0.85	0.92	0.90	0.95
Net investment income	5.16	4.77	3.95	4.20	4.55

Portfolio turnover rate	65%	83%[6]	84%[6]	144%[6]	83%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Prior to August 1, 2012, the expense limitation was 0.95%.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89%, 274%, 482% and 200% for the years ended July 31, 2013, 2012, 2011 and 2010, respectively.

See Notes to Financial Statements.

38	Western Asset Global Strategic Income Fund 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

Western Asset Global Strategic Income Fund 2014 Annual Report	39

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

40	Western Asset Global Strategic Income Fund 2014 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$17,606,185	$1,900,000		$19,506,185
Financials	—	14,001,281	0	*	14,001,281
Other corporate bonds & notes	—	136,424,192	—		136,424,192
Asset-backed securities	—	19,350,042	—		19,350,042
Collateralized mortgage obligations	—	36,869,023	—		36,869,023
Convertible bonds & notes:
Materials	—	—	372,000		372,000
Other convertible bonds & notes	—	1,760,625	—		1,760,625
Mortgage-backed securities	—	29,603	—		29,603
Senior loans	—	3,755,920	—		3,755,920
Sovereign bonds	—	132,089,972	—		132,089,972
U.S. government & agency obligations	—	70,052	—		70,052
Common stocks:
Health care	—	—	720,000		720,000
Materials	$13,773	—	—		13,773
Preferred stocks	3,787,347	—	—		3,787,347
Purchased options	522,521	294,259	—		816,780
Total long-term investments	$4,323,641	$362,251,154	$2,992,000		$369,566,795
Short-term investments†	—	8,500,000	—		8,500,000
Total investments	$4,323,641	$370,751,154	$2,992,000		$378,066,795
Other financial instruments:
Futures contracts	$1,324,905	—	—		$1,324,905
Forward foreign currency contracts	—	$3,033,638	—		3,033,638
OTC total return swaps‡	—	168,966	—		168,966
OTC currency swaps‡	—	38,092	—		38,092
Centrally cleared interest rate swaps	—	1,714,429	—		1,714,429
Total other financial instruments	$1,324,905	$4,955,125	—		$6,280,030
Total	$5,648,546	$375,706,279	$2,992,000		$384,346,825

Western Asset Global Strategic Income Fund 2014 Annual Report	41

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$614,544	—	—	$614,544
Futures contracts	541,691	—	—	541,691
Forward foreign currency contracts	—	$630,663	—	630,663
OTC total return swaps‡	—	195,277	—	195,277
Centrally cleared interest rate swaps	—	92,935	—	92,935
Total	$1,156,235	$918,875	—	$2,075,110

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or

42	Western Asset Global Strategic Income Fund 2014 Annual Report

exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an

Western Asset Global Strategic Income Fund 2014 Annual Report	43

Notes to financial statements (cont’d)

exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

44	Western Asset Global Strategic Income Fund 2014 Annual Report

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended July 31, 2014, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

Currency swaps

The Fund may enter into currency swap agreements to manage its exposure to currency risk. A currency swap is an agreement between the Fund and a counterparty in which interest rate cash flows are exchanged based on the notional amounts of two different currencies or exchanged based on interest rates available in the respective currencies. The notional

Western Asset Global Strategic Income Fund 2014 Annual Report	45

Notes to financial statements (cont’d)

amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at the same exchange rate, a specified rate or the current spot rate. The entire principal value of a currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

46	Western Asset Global Strategic Income Fund 2014 Annual Report

unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty

Western Asset Global Strategic Income Fund 2014 Annual Report	47

Notes to financial statements (cont’d)

risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of July 31, 2014, the Fund held written options, forward foreign currency contracts and OTC total return swaps with credit related contingent features which had a liability position of $1,440,484. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of July 31, 2014, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $320,000, which could be used to reduce the required payment.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

48	Western Asset Global Strategic Income Fund 2014 Annual Report

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(2,749,865)	$2,749,865

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management

Western Asset Global Strategic Income Fund 2014 Annual Report	49

Notes to financial statements (cont’d)

Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited, Western Singapore and Western Japan provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a subadvisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C and Class I shares did not exceed 1.95% and 0.85%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the year ended July 31, 2014, fees waived and/or expenses reimbursed amounted to $9,760.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

50	Western Asset Global Strategic Income Fund 2014 Annual Report

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1 shares (formerly Class C shares) have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2014, LMIS and its affiliates retained sales charges of $47,390 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C	Class C1
CDSCs	$182	$7,395	$876	$1,471

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of July 31, 2014, the Fund had accrued $4,113 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$243,219,837	$5,747,138
Sales	288,122,119	5,933,714

At July 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,761,858
Gross unrealized depreciation	(18,813,438)
Net unrealized depreciation	$(7,051,580)

Western Asset Global Strategic Income Fund 2014 Annual Report	51

Notes to financial statements (cont’d)

At July 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	121	12/16	$29,556,243	$29,582,987	$26,744
U.S. Treasury 10-Year Notes	452	9/14	56,181,657	56,323,438	141,781
U.S. Treasury Ultra Long-Term Bonds	324	9/14	48,387,623	48,873,375	485,752
					654,277
Contracts to Sell:
90-Day Eurodollar	196	3/16	48,350,113	48,326,250	23,863
90-Day Eurodollar	2,380	3/17	581,277,515	580,630,750	646,765
U.S. Treasury Long-Term Bonds	506	9/14	68,985,871	69,527,562	(541,691)
					128,937
Net unrealized appreciation on open futures contracts					$783,214

At July 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
British Pound	Citibank N.A.	150,000	$253,225	8/14/14	$(3,923)
Euro	Citibank N.A.	5,926,770	7,936,491	8/14/14	(127,129)
Euro	Citibank N.A.	3,000,000	4,017,276	8/14/14	(62,334)
Euro	Citibank N.A.	1,331,000	1,782,332	8/14/14	(29,832)
Euro	Citibank N.A.	400,000	535,637	8/14/14	(21,181)
Colombian Peso	Barclays Bank PLC	7,800,000,000	4,124,117	10/16/14	(16,010)
Colombian Peso	Citibank N.A.	7,000,000,000	3,701,131	10/16/14	(13,383)
Euro	JPMorgan Chase & Co.	1,340,000	1,794,763	10/16/14	(30,320)
Mexican Peso	Bank of America N.A.	60,300,000	4,537,341	10/16/14	(69,334)
Philippine Peso	Barclays Bank PLC	117,700,000	2,702,037	10/16/14	(3,710)
Philippine Peso	Citibank N.A.	235,430,000	5,404,763	10/16/14	(11,156)
Russian Ruble	Bank of America N.A.	35,000,000	961,608	10/16/14	(12,508)
Russian Ruble	Barclays Bank PLC	70,250,000	1,930,085	10/16/14	(88,216)
Russian Ruble	Barclays Bank PLC	35,000,000	961,608	10/16/14	(12,508)
Russian Ruble	Citibank N.A.	70,250,000	1,930,085	10/16/14	(81,178)
Singapore Dollar	Barclays Bank PLC	7,360,000	5,899,880	10/16/14	(4,369)
South African Rand	Bank of America N.A.	33,300,000	3,068,028	10/16/14	(9,577)
South African Rand	Barclays Bank PLC	10,000,000	921,330	10/16/14	(4,605)
South African Rand	Citibank N.A.	20,510,000	1,889,648	10/16/14	(2,733)
					(604,006)
Contracts to Sell:
British Pound	Citibank N.A.	15,152,814	25,580,434	8/14/14	114,799
Euro	Citibank N.A.	760,189	1,017,963	8/14/14	3,622
Euro	Citibank N.A.	1,011,915	1,355,047	8/14/14	7,864

52	Western Asset Global Strategic Income Fund 2014 Annual Report

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Sell: continued
Euro	Citibank N.A.	3,563,092	$4,771,308	8/14/14	$77,807
Euro	Citibank N.A.	12,952,486	17,344,572	8/14/14	697,011
Euro	UBS AG	2,605,002	3,488,337	8/14/14	137,583
Japanese Yen	Citibank N.A.	29,519,399	286,989	8/14/14	1,286
Israeli Shekel	Morgan Stanley & Co. Inc.	19,000,000	5,549,487	10/15/14	(9,273)
Australian Dollar	Bank of America N.A.	20,194,668	18,673,641	10/16/14	214,533
Australian Dollar	Goldman Sachs	2,336,000	2,160,057	10/16/14	20,511
Brazilian Real	Barclays Bank PLC	11,760,000	5,078,635	10/16/14	70,227
Brazilian Real	Morgan Stanley & Co. Inc.	17,600,000	7,600,678	10/16/14	120,652
Canadian Dollar	Citibank N.A.	8,885,854	8,134,953	10/16/14	178,635
Canadian Dollar	Citibank N.A.	13,210,000	12,093,687	10/16/14	106,605
Canadian Dollar	Goldman Sachs	2,600,000	2,380,287	10/16/14	54,059
Euro	Barclays Bank PLC	4,641,040	6,216,095	10/16/14	104,547
Euro	Citibank N.A.	900,000	1,205,438	10/16/14	19,462
Japanese Yen	Barclays Bank PLC	407,310,000	3,961,505	10/16/14	52,232
Japanese Yen	Citibank N.A.	819,100,000	7,966,582	10/16/14	81,800
Mexican Peso	Barclays Bank PLC	322,600,000	24,274,400	10/16/14	388,831
New Zealand Dollar	Citibank N.A.	11,080,000	9,345,994	10/16/14	322,912
Norwegian Krone	Barclays Bank PLC	56,640,000	8,986,587	10/16/14	142,830
Philippine Peso	Barclays Bank PLC	117,700,000	2,702,037	10/16/14	(6,206)
Philippine Peso	Citibank N.A.	235,430,000	5,404,763	10/16/14	(11,178)
Singapore Dollar	Citibank N.A.	5,760,000	4,617,297	10/16/14	26,571
Swedish Krona	Barclays Bank PLC	60,610,000	8,783,657	10/16/14	89,259
					3,006,981
Net unrealized appreciation on open forward foreign currency contracts					$2,402,975

During the year ended July 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of July 31, 2013	660,002,136	$2,096,527
Options written	47,332,276	1,540,384
Options closed	(19,482,451)	(690,034)
Options exercised	—	—
Options expired	(687,851,327)	(2,461,844)
Written options, outstanding as of July 31, 2014	634	$485,033

Western Asset Global Strategic Income Fund 2014 Annual Report	53

Notes to financial statements (cont’d)

At July 31, 2014, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JP Morgan Chase	12,335,000	NZD	5/14/19	3-month NZD-BBR-FRA quarterly	4.403% semi-annually	—	$(29,818)
Greenwich	12,515,000	EUR	6/17/19	0.711% annually	6-month EUR-EURIBOR-Reuters semi-annually	—	(63,117)
Greenwich	127,945,000	SEK	6/17/19	3-month SEK-STIBOR-SIDE quarterly	1.417% annually	—	211,649
Morgan Stanley	$43,380,000		8/15/29	3-month LIBOR quarterly	3.318% semi-annually	—	1,502,780
Total						—	$1,621,494

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*	Termination Date	Periodic Payments Made By The Fund‡	Periodic Payments Received By The Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	$7,995,895	10/22/14	If positive, the total return of the S&P 500 Retailing TR Index	3-month LIBOR minus 25 basis points and if negative, the absolute value of the total return or the S&P 500 Retailing TR Index	—	$168,966	**
Barclays Capital Inc.	8,004,143	10/22/14	3-month LIBOR plus 25 basis points and if negative, the absolute value of the total return or the S&P 500 Media TR Index	If positive, the total return of the S&P 500 Media TR Index	—	(195,277)	**
Total	$16,000,038				—	$(26,311)

OTC CURRENCY SWAPS
Swap Counterparty	Notional Amount Received*	Notional Amount Delivered*		Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	$2,176,000	1,600,000	EUR	7/1/24	7.250%	9.005%	$(1,520)	$39,612

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	Swap contract is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

54	Western Asset Global Strategic Income Fund 2014 Annual Report

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Total
Purchased options[2]	$255,974	—	$560,806	$816,780
Futures contracts[3]	1,324,905	—	—	1,324,905
OTC swap contracts[4]	—	$38,092	168,966	207,058
Centrally cleared swap contracts[5]	1,714,429	—	—	1,714,429
Forward foreign currency contracts	—	3,033,638	—	3,033,638
Total	$3,295,308	$3,071,730	$729,772	$7,096,810

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Total
Written options	$285,594	—	$328,950	$614,544
Futures contracts[3]	541,691	—	—	541,691
OTC swap contracts	—	—	195,277	195,277
Centrally cleared swap contracts[5]	92,935	—	—	92,935
Forward foreign currency contracts	—	$630,663	—	630,663
Total	$920,220	$630,663	$524,227	$2,075,110

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Western Asset Global Strategic Income Fund 2014 Annual Report	55

Notes to financial statements (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(480,623)	$(627,115)	—	$(671,204)	$(1,778,942)
Written options	1,403,813	165,871	$731,250	537,708	2,838,642
Futures contracts	1,151,326	—	—	48,943	1,200,269
Swap contracts	(2,082,571)	—	311,000	206,891	(1,564,680)
Forward foreign currency contracts[2]	—	(4,735,082)	—	—	(4,735,082)
Total	$(8,055)	$(5,196,326)	$1,042,250	$122,338	$(4,039,793)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$306,474	—	$188,023	$(148,668)	$345,829
Written options	(626,679)	—	(144,817)	(67,822)	(839,318)
Futures contracts	462,760	—	—	—	462,760
Swap contracts	2,668,687	$39,612	(260,441)	(151,476)	2,296,382
Forward foreign currency contracts[2]	—	2,410,779	—	—	2,410,779
Total	$2,811,242	$2,450,391	$(217,235)	$(367,966)	$4,676,432

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended July 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$682,671
Written options	328,331
Futures contracts (to buy)	114,726,929
Futures contracts (to sell)	165,313,821
Forward foreign currency contracts (to buy)	66,626,250
Forward foreign currency contracts (to sell)	172,951,575

Average Notional Balance
Interest rate swap contracts	$99,166,538
Total return swap contracts	939,391,305
Currency swap contracts	334,769

56	Western Asset Global Strategic Income Fund 2014 Annual Report

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at July 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[4,5]	Net Amount
Purchased options[2]	$816,780	—	$816,780
Futures contracts[3]	41,111	—	41,111
Centrally cleared swap contracts[3]	90,825	$(90,825)	—
OTC swap contracts	207,058	—	207,058
Forward foreign currency contracts	3,033,638	—	3,033,638
Total	$4,189,412	$(90,825)	$4,098,587

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at July 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[4,5]	Net Amount
Written options	$614,544	$(614,544)	—
OTC swap contracts	195,277	(195,277)	—
Forward foreign currency contracts	630,663	—	$630,663
Total	$1,440,484	$(809,821)	$630,663

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[4]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[5]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class C1 shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class C1 shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$813,511	$481,964
Class B	71,225	46,953
Class C	31,783	10,734
Class C1	347,620	54,738
Class I	—	18,994
Total	$1,264,139	$613,383

Western Asset Global Strategic Income Fund 2014 Annual Report	57

Notes to financial statements (cont’d)

For the year ended July 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	$3,980
Class C1	—
Class I	5,780
Total	$9,760

6. Distributions to shareholders by class

	Year Ended July 31, 2014	Year Ended July 31, 2013
Net Investment Income:
Class A	$17,307,196	$17,420,043
Class B	424,789	534,719
Class C	143,222	41,020	†
Class C1	2,439,090	2,489,312	‡
Class I	672,824	481,978
Total	$20,987,121	$20,967,072

†	For the period August 1, 2012 (inception date) to July 31, 2013.

‡	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

7. Shares of beneficial interest

At July 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,634,312	$32,246,873	9,005,051	$64,372,453
Shares issued on reinvestment	2,373,348	16,490,775	2,350,603	16,686,372
Shares repurchased	(14,260,325)	(98,440,138)	(14,314,726)	(101,687,316)
Net decrease	(7,252,665)	$(49,702,490)	(2,959,072)	$(20,628,491)

Class B
Shares sold	40,870	$278,573	79,913	$564,764
Shares issued on reinvestment	61,447	421,523	74,444	522,184
Shares repurchased	(744,429)	(5,108,063)	(863,530)	(6,071,876)
Net decrease	(642,112)	$(4,407,967)	(709,173)	$(4,984,928)

58	Western Asset Global Strategic Income Fund 2014 Annual Report

	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares		Amount
Class C
Shares sold	531,403	$3,698,685	322,369	†	$2,295,552	†
Shares issued on reinvestment	15,309	106,518	4,883	†	34,563	†
Shares repurchased	(205,202)	(1,429,781)	(23,685)	†	(166,237)	†
Net increase	341,510	$2,375,422	303,567	†	$2,163,878	†

Class C1
Shares sold	42,675	$296,343	149,865	‡	$1,068,275	‡
Shares issued on reinvestment	328,770	2,287,012	324,768	‡	2,309,117	‡
Shares repurchased	(1,631,023)	(11,304,396)	(1,783,454)	‡	(12,716,324)	‡
Net decrease	(1,259,578)	$(8,721,041)	(1,308,821)	‡	$(9,338,932)	‡

Class I
Shares sold	1,801,167	$12,622,489	1,059,988		$7,589,052
Shares issued on reinvestment	74,106	518,608	51,492		367,295
Shares repurchased	(931,151)	(6,510,400)	(757,934)		(5,371,521)
Net increase	944,122	$6,630,697	353,546		$2,584,826

†	For the period August 1, 2012 (inception date) to July 31, 2013.

‡	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class B	Class C	Class C1	Class I
Daily 8/29/2014	$0.031461	$0.024779	$0.026593	$0.028928	$0.033546

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2014	2013
Distributions Paid From:
Ordinary income	$20,987,121	$20,967,072

Western Asset Global Strategic Income Fund 2014 Annual Report	59

Notes to financial statements (cont’d)

As of July 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$10,396,835
Deferred Capital Losses*	(4,153,631)
Capital loss carryforward**	(43,709,922)
Other book/tax temporary differences(a)	(3,892,076)
Unrealized appreciation (depreciation)(b)	(2,451,937)
Total accumulated earnings (losses) — net	$(43,810,731)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the fund’s capital loss carryforward may be utilized.

**	As of July 31, 2014, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
7/31/2018	$(30,415,536)
7/31/2019	(13,294,386)
$(43,709,922)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

60	Western Asset Global Strategic Income Fund 2014 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Global Strategic Income Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global Strategic Income Fund as of July 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 16, 2014

Western Asset Global Strategic Income Fund 2014 Annual Report	61

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Global Strategic Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

62	Western Asset Global Strategic Income Fund

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 and since 2013
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset Global Strategic Income Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

64	Western Asset Global Strategic Income Fund

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 168 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee	156
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Western Asset Global Strategic Income Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

66	Western Asset Global Strategic Income Fund

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steve Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Western Asset Global Strategic Income Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

68	Western Asset Global Strategic Income Fund

Western Asset

Global Strategic Income Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Global Strategic Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Global Strategic Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global Strategic Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01184 9/14 SR14-2297

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2013 and July 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $159,000 in 2013 and $109,035 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $5,000 in 2013 and $0 in 2014. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $27,800 in 2013 and $15,700 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in 2013 and $0 in 2014.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2014.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	September 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	September 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	September 23, 2014